Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-40771

                              COMSTOCK FUNDS, INC.
                             COMSTOCK STRATEGY FUND
                           COMSTOCK CAPITAL VALUE FUND
                    (EACH A "FUND" AND TOGETHER, THE "FUNDS")

                        SUPPLEMENT DATED AUGUST 16, 2004
                     TO THE PROSPECTUS DATED AUGUST 28, 2003


The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased momentum, time zone arbitrage and other timing strategies.

In order to discourage frequent short-term trading in Fund shares, effective as of November 1, 2004, each Fund will impose a 2.00% redemption fee (short-term trading fee) on shares (Comstock Strategy Fund offers Class A and Class C Shares and Comstock Capital Value Fund offers Class A, Class B, Class C and Class R Shares, collectively, the "Shares") that are purchased on or after November 1, 2004, and redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the Shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Adviser or any other third party. For purposes of computing the redemption fee, Shares will be redeemed in reverse order of purchasing (the latest Shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of Shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to Shares currently held by shareholders that were purchased before November 1, 2004. The redemption fee also will not apply to redemptions of Shares where (i) the Shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) Shares were purchased through programs that collect the redemption fee at the program level and remit them to a Fund, and (iv) Shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place.

The Funds reserve the right to refuse any purchase request or exchange order.

In connection with this change, the following revisions are made to the Prospectus for the Class A and C Shares of the Comstock Strategy Fund and Class A, Class B, Class C and Class R Shares of the Comstock Capital Value Fund. Under the section entitled, "Fees and Expenses of the Fund," under the subheading entitled, "Shareholder Fees," the following line item is added:

COMSTOCK STRATEGY FUND

                                                                      Class A      Class C
                                                                      Shares       Shares
Redemption Fee................................................        2.00%        2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)(1)
     (1) The redemption fee applies to shares  purchased on or after November 1,
2004.

COMSTOCK CAPITAL VALUE FUND

                                                               Class A     Class B      Class C     Class R
                                                               Shares      Shares       Shares      Shares
Redemption Fee................................................ 2.00%       2.00%        2.00%       2.00%
    (as a percentage of amount
    redeemed for shares held less than
    60 days payable to the Fund)(1)
(1) The redemption fee applies to shares purchased on or after November 1, 2004.
